                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 17, 2001
                                                         -----------------

                                 WHX CORPORATION
             (Exact name of registrant as specified in its charter)

     Delaware                        1-2394                13-376809
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(State or other jurisdiction         (Commission           (IRS Employer
 of incorporation)                   File Number)          Identification No.)

                 110 East 59th Street, New York, New York 10022
                     Address of principal executive offices

Registrant's telephone number, including area code: (212) 355-5200
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                                       N/A
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         (Former name or former address, if changed since last report.)

Item 7.   Financial Statements and Exhibits.
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            (c)         Exhibits
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                        Exhibit No.             Exhibits
                        -----------             --------

                        99.1   Press Release of WHX Corporation dated December 17, 2001.

Item 9.   Regulation FD Disclosure.
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            On December 17, 2001, WHX Corporation issued a press release,  which is set forth as  Exhibit  99.1 to this  Current  Report and is  incorporated  by reference  herein,  announcing that the closing of the Wheeling Downs Redemption is scheduled for December 19, 2001, and WHX Corporation's  Offer to Purchase for
Cash and Solicitation of Consents  relating to its 10 1/2% Senior Notes due 2005 will be extended until 12:00 midnight, New York City time, on December 19, 2001.

                                    SIGNATURE
                                    ---------

            Pursuant to the requirements of the Securities Exchange Act of 1934, the  Registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        WHX CORPORATION

Dated: December 17, 2001                     By:   /s/ Robert K. Hynes
                                                   ------------------------
                                                   Name:   Robert K. Hynes
                                                   Title:  Vice President - Finance